Stock Warrants	12 Months Ended
Dec. 31, 2014
Other Liabilities Disclosure [Abstract]
Stock Warrants
Stock Warrants

In conjunction with its participation in the U.S. Department of Treasury’s (“Treasury”) Capital Purchase Program (“CPP”) in 2008, the Company sold a warrant to the Treasury to purchase 137,966 shares of the Company’s common stock. The warrant had a 10-year term and was immediately exercisable upon issuance.

On July 31, 2013, the Company repurchased its outstanding warrant at a fair market value of $50,000 from the U.S. Treasury. As a result of the transaction the warrant was canceled which reduced warrants outstanding by $400,000 and increased additional paid in capital by $350,000.